UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 15, 2017

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 15, 2017, the Compensation Committee of the Board of Directors of Rexford Industrial Realty, Inc. (the “Company”) approved the grant under the Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan to Messrs. Schwimmer, Frankel, Khan and Lanzer (collectively, “the executives”) of LTIP Units of the Operating Partnership (“LTIP Units”) and Performance Units of the Operating Partnership (“Performance Units”) (collectively, the “awards”).
The table below sets forth the number of LTIP Units awarded to each of the executives.

Name	Total LTIP Units
Howard Schwimmer	44,147
Michael Frankel	44,147
Adeel Khan	22,891
David Lanzer	11,446

The table below sets forth the total number of Performance Units awarded to each of the executives, as well as the number of Performance Units that constitute absolute TSR base units and relative TSR base units. The number of Performance Units awarded in excess of the sum of the absolute TSR base units and relative TSR base units represent distribution equivalent units that will vest, if at all, following the end of the Performance Period based upon the number of absolute TSR base units and relative TSR base units that become vested in accordance with their terms.

Name	Total Performance Units	Absolute TSR Base Units	Relative TSR Base Units
Howard Schwimmer	73,950	27,500	41,250
Michael Frankel	73,950	27,500	41,250
Adeel Khan	26,900	10,000	15,000
David Lanzer	13,450	5,000	7,500

The terms and conditions of these awards are materially consistent with the terms and conditions of the LTIP Units and Performance Units granted to the executives on December 15, 2015, as described in the Company’s Current Report on Form 8-K filed on December 21, 2015. The description of these awards is subject to and qualified in its entirety by the terms of the forms of Time-Based LTIP Unit Agreement and the OPP Performance Unit Agreement filed as Exhibit 10.2 and Exhibit 10.3, respectively, with the Company’s Current Report on Form 8-K on December 21, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
December 21, 2017	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.
December 21, 2017	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)